Exhibit 99.1

FORM OF JOINT FILING AGREEMENT

Each person executing this joint filing agreement (this “Agreement”) agrees as follows:

1. Each person executing this Agreement is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but no person executing this Agreement is responsible for the completeness or accuracy of the information concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012

By:
Name: Guangwen He

By:
Name: Yabin Zhong

NICESTAR INTERNATIONAL LIMITED.

By:
Name: Guangwen He
Title: Director

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Wenbiao Song

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Hansong Liu

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Saimeng Wang

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

Infinity Wealth Management Limited

By:

Name: Chen Yi

Title: Director

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Chen Yi

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Jin Hua

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Hongmei Chen

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Xiaoquan Wang

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Ye He

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

By:

Name: Yunjie Fang

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of April 21, 2012.

Global Polytechnic Education Group Limited

By:

Name: Guangwen He Title: Director